UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): October 4, 2011


                                 IMAGING3, INC.
            -------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                   California
            -------------------------------------------------------
                 (State or other jurisdiction of incorporation)


        000-50099                                       95-4451059
-------------------------                   ------------------------------------
 (Commission File Number)                   (I.R.S. Employer Identification No.)

                 3200 W. Valhalla Dr., Burbank, California 91505
            -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (818) 260-0930

Not Applicable
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

                                TABLE OF CONTENTS


SECTION 2. FINANCIAL INFORMATION...............................................1

           Item 2.03 Creation of a Direct Financial Obligation or
                     an Obligation Under an Off-Balance Sheet
                     Arrangement of Registrant.................................1

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS...............2

SIGNATURES.....................................................................2

SECTION 2. FINANCIAL INFORMATION

         Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         On or about October 4, 2011, Imaging3, Inc., a California corporation (the "Company"), entered into a Securities Purchase Agreement and Security Agreement (collectively, the "Agreement") with certain lenders (collectively, the "Lenders" and individually a "Lender") and Gemini Strategies, LLC, as agent for the Lenders (Gemini Strategies, LLC, in such capacity, the "Agent"). Pursuant to the terms of the Agreement, the Lenders agreed to make a loan to the Company in the total principal sum of one million dollars ($1,000,000) evidenced by Senior Secured Notes Due October 3, 2012 (the "Notes"), in the form attached to this Report as Exhibit A to Exhibit 10.1, with an aggregate original principal amount equal to 120% of each Lender's subscription amount (and an aggregate original principal amount equal to $1,200,000 under all of the Notes). Each Note bears no interest unless and until an event of default occurs, after which interest on the unpaid principal balance of each Note will accrue daily at the default rate. The Company has the right to extend the maturity date of the Notes from October 3, 2012 to April 1, 2013 by delivering a written notice electing such extension to all the Lenders on or before September 1, 2012, provided that no event of default has occurred under the Notes. The Notes are convertible into shares of the Company's common stock at a rate of the lesser of
(a) $0.10 per share or (b) 80% of the average of the three (3) lowest daily VWAPs (volume weighted average prices) during the twenty-two (22) consecutive trading days immediately preceding the applicable conversion date on which a Lender elects to convert all or part of its Note, subject to adjustment as provided in each Note. The Notes are secured by a senior perfected security interest in all of the Company's assets.

         Each Lender also received a 5-year warrant, in the form attached to this Report as Exhibit B to Exhibit 10.1 (the "Warrants"), to purchase such number of shares of the Company's common stock as is equal to the original principal amount of each Lender's loan divided by $0.10, having an initial exercise price equal to $0.10 per share (with an aggregate number of shares of the Company's common stock under all Warrants equal to 12,000,000 shares).

         The offer, issuance, and sale by the Company of the Notes, Warrants and the shares of common stock underlying the Warrants in the transaction have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and may not be offered or sold without registration with the Securities and Exchange Commission under the Securities Act or under an applicable exemption from the Securities Act.

         The description of the documents in this current report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the Securities Purchase Agreement, the Security Agreement, the Senior Secured Notes Due October 3, 2012, and the Warrants, which are filed as Exhibits 10.1, 10.2, Exhibit A to Exhibit 10.1, and Exhibit B to Exhibit 10.1, respectively, to this report and are incorporated herein by reference.

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Shell Company Transactions

                  Not Applicable.

         (d)      Exhibits


                  10.1.    Securities   Purchase   Agreement   by  and   between
                           Imaging3,  Inc.  and the  Lenders,  dated  October 3,
                           2011.

                  10.2 Security Agreement by and between Imaging3, Inc. and the Lenders, dated October 3, 2011.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              IMAGING3, INC.
                               -------------------------------------------------
                                               (Registrant)

Date:  October 7, 2011
                               /s/ Dean Janes, Chief Executive Officer
                               -------------------------------------------------
                               Dean Janes, Chief Executive Officer








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